SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2006

PDI, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Saddle River Executive Centre 1 Route 17 South Saddle River, NJ 07458
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (201) 258-8450
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

(b) On December 20, 2006, Stephen P. Cotugno, Executive Vice President, Corporate Development and Investor Relations of PDI, Inc. Ithe “Company”), informed the Company that he will be resigning from his employment with the Company effective December 31, 2006.

* * * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, INC.

By: /s/ Michael Marquard
Michael Marquard, Chief Executive Officer

Date: December 20, 2006